UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Eagle Rock Ave

East Hanover, NJ 07936

(Address of Principal Executive Offices)

(973) 396-1720

Registrant’s telephone number, including area code

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SSNT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 6, 2023, SilverSun Technologies, Inc. (the “Company”) entered into the Sixth Amendment to Merger Agreement (the “Amendment”) with Rhodium Enterprises Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of the Company, Rhodium Enterprises Acquisition LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company, and Rhodium Enterprises, Inc., a Delaware corporation (“Rhodium”), amending that certain Agreement and Plan of Merger, dated as of September 29, 2022 by and among the parties referenced above (as amended from time to time, the “Merger Agreement”). The Amendment removes the no-shop and similar provisions from the Merger Agreement and provides that the parties may enter into certain transactions without the consent of the other Party (the “Alternative Transactions”). If a party enters into an Alternative Transaction, it must pay the other party, at the time of closing of such Alternative Transaction, the sum of $3,250,000 (the “Payment Obligation”). A party’s receipt of such payment will be such party’s sole and exclusive remedy against the other party in connection with the related termination of the Merger Agreement. If a party becomes responsible for a Payment Obligation, the other party will not, under any circumstances, be subject to a future Payment Obligation. Neither party is permitted to enter into a definitive agreement with respect to an Alternative Transaction on or after the date the Company’s registration statement on Form S-4 is declared effective by the SEC. The Amendment also added provisions which initially require Rhodium’s consent and thereafter notice to Rhodium before the Company can set a record date for the Parent Stockholders Meeting (as such term is defined in the Merger Agreement) or can cause the Company’s registration statement on Form S-4 to be declared effective and mailed to the stockholders of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.7	Sixth Amendment to Agreement and Plan of Merger among SilverSun Technologies, Inc., Rhodium Enterprises Acquisition Corp., Rhodium Enterprises Acquisition LLC and Rhodium Enterprises, Inc. executed on September 6, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2023

SILVERSUN TECHNOLOGIES, INC.

By:	/s/ Mark Meller
	Name:	Mark Meller
	Title:	Chief Executive Officer

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